Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Umami Sustainable Seafood Inc. (the "Company") on Form 10-Q for the quarter ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Oli Valur Steindorsson, Chief Executive Officer, and  I, Daniel G. Zang, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Oli Valur Steindorsson
Oli Valur Steindorsson

President, Chief Executive Officer

/s/ Daniel G. Zang
Daniel G. Zang

Chief Financial Officer

Date: February 25, 2011